UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2013

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are hereby incorporated by reference into Registration Statement on Form S-3 (Registration No. 333-188295):

Exhibit No.	Exhibit

23.1	Consent of Molly Reeves, CPG

23.2	Consent of Mark Gorman, PE

23.3	Consent of Donald Harris, CPG

23.4	Consent of Daniel B. Moore, PE

23.5	Consent of Anthony T. Peterson, PE

23.6	Consent of Scott E. Wilson, CPG

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2013	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

23.1	Consent of Molly Reeves, CPG*

23.2	Consent of Mark Gorman, PE*

23.3	Consent of Donald Harris, CPG*

23.4	Consent of Daniel B. Moore, PE*

23.5	Consent of Anthony T. Peterson, PE*

23.6	Consent of Scott E. Wilson, CPG*

*	Incorporated by reference into Registration Statement on Form S-3 (Registration No. 333-188295).